Exhibit 10.1
Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information marked “[***]” in this Exhibit has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXECUTION VERSION
AMENDMENT NO. 2
TO
GAS GATHERING AGREEMENT FOR THE MERCURY, PANDORA,
PLUTO AND SATURN GAS GATHERING SYSTEMS
This Amendment No. 2 to the Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems (this “Amendment”) is made and entered into as of March 28, 2017, with an effective date as of November 1, 206 (the “Effective Date”), by and between EQT Production Company (“Producer”) and EQT Energy, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM Gathering OPCO, LLC (“Gatherer”), on the other hand. Producer, Shipper and Gatherer are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties made and entered into that certain Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems dated March 1, 2015 (the “Agreement”), as amended by that certain Amendment No. 1 to the Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems dated September 18, 2015, pursuant to which, among other provisions, Shipper requested that Gatherer provide the gathering of natural gas on behalf of Shipper by receiving quantities of natural gas and redelivering it to or for Shipper’s account; and

WHEREAS, the Parties intend to amend the Agreement, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.Definitions. All capitalized terms used but not otherwise defined or amended herein shall have the meanings ascribed to them in the Agreement.

2.Amendments.

a.	Exhibit A-1 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit A-1 attached hereto.

b.	Exhibit A-2 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit A-2 attached hereto.

c.	Exhibit B-1 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit B-1 attached hereto.

d.
Section II (Table of Incremental Capital Fees) of Exhibit B-2 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Section II (Table of Incremental Capital Fees) of Exhibit B-2 attached hereto.

e.	Exhibit D attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit D attached hereto.

f.	Exhibit D-2 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit D-2 attached hereto.

g.	Exhibit D-4 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit D-4 attached hereto.

h.
The table set forth in Section III A.1. of Exhibit F attached to the Agreement is hereby deleted in its entirety and replaced with the revised table set forth in Section III A.1. of Exhibit F attached hereto.

3.Effect of Amendment. The Agreement, as amended hereby, shall remain in full force and effect, and all terms hereof are hereby ratified and confirmed by the Parties.

4.Further Actions. The Parties agree to execute such other documents and take such further actions necessary to effectuate this Amendment.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. It is agreed by the Parties that facsimile or electronic (.pdf) copies of the signature pages signed by the Parties shall be binding to the same extent as original signature pages.

6.Entire Agreement. This Amendment is the entire agreement between the Parties concerning the subject matter hereof and neither Party shall be bound by representations except as set forth in this Amendment.

7.Amendments. This Amendment may not be modified or amended except by a written agreement signed by the Parties.

[Remainder of page intentionally blank]

EXECUTION VERSION
IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EQT PRODUCTION COMPANY	EQM GATHERING OPCO, LLC
By: /s/ David E. Schlosser, Jr.	By: /s/ M. Elise Hyland
Name: David E. Schlosser, Jr.	Name: M. Elise Hyland
Title: President	Title: President
EQT ENERGY, LLC
By: /s/ Donald M. Jenkins
Name: Donald M. Jenkins
Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO GAS GATHERING AGREEMENT FOR THE MERCURY, PANDORA, PLUTO AND SATURN GAS GATHERING SYSTEMS]

EXHIBIT A-1
RECEIPT POINTS, DELIVERY POINTS AND RECEIPT POINT MDQ

RECEIPT POINTS

System	Receipt Point Meter ID	Receipt Point Meter Name	Receipt Point MDQ Mcf / Day

Mercury	5100016	Big 176 Gathering MM A Run	68,600
Mercury	5100042	Big 333/192 MM A Run	117,300
Mercury	5100045	PNG 129 Gathering MM A Run	117,300
Mercury	5100069	PNG 103 MM A RUN UPGRADE	117,300
Mercury	5100070	PNG 103 MM B RUN UPGRADE	68,600
Mercury	5100115	Big 7 MM	68,600
Mercury	M5208892	Big 333/192 B Run	68,600
Mercury	M5223136	BIG 176 Gathering MM B Run	117,300
Mercury	M5223466	PNG 129 Gathering MM B Run	117,300
Mercury	M5254143	BIG177 MM	117,300
Pandora	M5214491	CPT 11 MM	68,600
Pandora	M5214966	SMI 27 Gathering MM	117,300
Pandora	M5260005	WEU4 MM	117,300
Pandora	M5248857	SHR60 MM A RUN	68,600
Pandora	M5248860	SHR60 MM B RUN	68,600
Pluto	24491	RSM16	68,600
Pluto	24582	RSM110/112 Gathering Meter	68,600
Pluto	24595	RSM 118 Gathering MM	68,600
Pluto	24596	RSM 119 Gathering MM	68,600
Pluto	M5219740	RSM110/112 Gathering Meter	68,600
Pluto	M5234431	RSM 118 Gathering MM B Run	117,300
Saturn	24454	OXF 114, 115	19,600
Saturn	24455	OXF 121	19,600
Saturn	24456	OXF 43 and 44 MM	45,900
Saturn	24470	OXF 149/150/156 MM A Run	45,900
Saturn	24471	OXF 138 Interconnect	45,900
Saturn	24472	OXF 127 Interconnect	45,900
Saturn	24481	OX131/152/153Gathering MM	45,900
Saturn	24492	WEU 1&2 B Gathering Meter	45,900
Saturn	24556	OXF 16 MM	19,600
Saturn	24625	OXF 131/152/153 Gathering B Run	45,900
Saturn	5100020	PEN 15 Master Meter A Run	45,900
Saturn	5100048	PEN15 MM B RUN	45,900
Saturn	M5260002	PUL96 MM A RUN	45,900
Saturn	M5260004	PUL96 MM B RUN	45,900
Saturn	5100059	SMI 28 MM A Run	78,500

Exhibit A-1

Saturn	5100061	SMI 28 MM B Run	45,900
Saturn	M5212896	WEU-8 Gathering MM	78,500
Saturn	M5214202	WEU 51 MM	78,500
Saturn	M5214970	WEU 6 Gathering MM A Run	45,900
Saturn	M5222001	OXF 149/150/156MM B Run	45,900
Saturn	M5223803	OXF 157-159 Gathering MM A Run	45,900
Saturn	M5223804	OXF 157-159 Gathering MM B Run	45,900
Saturn	M5225932	WEU 6 MM B Run	45,900
Saturn	M5228452	WEU 1-2-49 MM	45,900
Saturn	M5243558	OXF163 MM Gather	78,500
Saturn	M5243552	OXF122 MM Gather	78,500
Saturn	M5274207	PEN 54 - MM1	78,500
Saturn	M5274212	PEN 54 – MM2	78,500

DELIVERY POINTS

System	Delivery Point Meter ID	Delivery Point Meter Name

Mercury	5100025	MarkWest Mobley 2 (High pressure)
Mercury	M5202956	Mercury to MarkWest B Run (High pressure)
Mercury	M5209276	Mercury to MW - 16" run 1 (Low pressure)
Mercury	M5209277	Mercury to MW - 16" run 2 (Low pressure)
Mercury	5100017	Mercury to 302 (Mobley bypass)
Mercury	M5224080	Mercury to H-515 (Mobley bypass)
Pluto	24490	Pluto to GSF-604
Saturn	24452	Pierce North to Equitrans Gathering
Saturn	24453	Leeson South to Equitrans Gathering
Saturn	24484	Saturn Discharge to WG100
Saturn	M5229563	Saturn Units 6 & 7 Discharge to WG100
Saturn	M5270331	Janus Discharge 8” USM
Pandora	M5236043	Pandora Discharge 8" USM

DRIP LIQUIDS DELIVERY POINT

System	Delivery Point Meter ID	Delivery Point Meter Name

Mercury	5100093	MarkWest Mobley (Logansport, West Virginia)
Saturn	M5206528	NGLs from Saturn to WG100
Saturn	M5229478	Saturn CS Liquids to WG100
Saturn	M5270332	Janus CS Liquids to WG100
Pandora	M5236148	Pandora Liquid Meter

Exhibit A-1

EXHIBIT A-2
CONTRACT MDQ, COMPRESSION MDQ AND TARGET RECEIPT POINT PRESSURES

Gathering System	Contract MDQ		Compression MDQ		Target Receipt Point Pressure (Psig)
	(Mcf/d)	(Dth/d)	(Mcf/d)	(Dth/d)
Mercury System	200,000	236,000	[***]	[***]	[***]
Pandora System	100,000	122,800	[***]	[***]	[***]
Pluto System	40,000	41,080	[***]	[***]	[***]
Saturn System	300,000	371,100	[***]	[***]	[***]

System	Receipt Point Meter ID	Receipt Point Meter Name	Receipt Point Contract MDQ Mcf/Day*
Saturn	24454	OXF 114, 115	2,000
Saturn	24455	OXF 121	2,000
Saturn	24456	OXF 43 and 44 MM	5,000
Saturn	24470	OXF 149/150/156 MM A Run	12,000
Saturn	24471	OXF 138 Interconnect	3,000
Saturn	24472	OXF 127 Interconnect	17,000
Saturn	24481	OX131/152/153Gathering MM	28,000
Saturn	24492	WEU 1&2 B Gathering Meter	17,500
Saturn	24556	OXF 16 MM	1,000
Saturn	24625	OXF 131/152/153 Gathering B Run	28,000
Saturn	5100020	PEN 15 Master Meter A Run	12,500
Saturn	5100048	PEN15 MM B RUN	12,500
Saturn	M5260002	PUL96 MM A RUN	46,000
Saturn	M5260004	PUL96 MM B RUN	46,000
Saturn	5100059	SMI 28 MM A Run	8,500
Saturn	5100061	SMI 28 MM B Run	8,500
Saturn	M5212896	WEU-8 Gathering MM	13,000
Saturn	M5214202	WEU 51 MM	17,000
Saturn	M5214970	WEU 6 Gathering MM A Run	5,000
Saturn	M5222001	OXF 149/150/156MM B Run	12,000
Saturn	M5223803	OXF 157-159 Gathering MM A Run	16,000

Exhibit A-2

Saturn	M5223804	OXF 157-159 Gathering MM B Run	16,000
Saturn	M5225932	WEU 6 MM B Run	5,000
Saturn	M5228452	WEU 1-2-49 MM	17,500
Saturn	M5243558	OXF163 MM Gather	39,500
Saturn	M5243552	OXF122 MM Gather	39,500
Saturn	M5274207	PEN 54 - MM1	30,000
Saturn	M5274212	PEN 54 – MM2	30,000

*The Receipt Point Contract MDQ in this table shall be used for the purposes of calculating Actual Average Receipt Point Pressure under Section 5.4(b).

Exhibit A-2

EXHIBIT B-1
FEES

1.	Fee. The Fees to be paid by Shipper to Gatherer for Gathering Services shall include the following:
[***] Four (4) pages omitted from this exhibit pursuant to confidential treatment request.

Exhibit B-1

EXHIBIT B-2
Section II - Table of Incremental Capital Fees

[***]

Exhibit B-2

EXHIBIT D
DESCRIPTION OF GATHERING SYSTEM

[***] Three (3) pages omitted from this exhibit pursuant to confidential treatment request.

Exhibit D-1

PRESSURE REDUCTION PROJECTS DEPICTED ON EXHIBIT D-4

PIPELINES

Pipeline Name	Commencement Date	Outside Diameter (inches)	Length (approx. miles)
MOSAD002	10/19/2016	16	2.5
MOSAD003	10/19/2016	16	4.0
MOSAS031	8/31/2017	20	8.5
MOSAS032	8/14/2018	20	1.8
MOSAS033	10/3/2016	20	6.5
MOSAS034	12/4/2018	20	2.6
MOSAS037	12/17/2018	12	4.9

COMPRESSION

Station Name	Commencement Date	Incremental Horsepower	Total Station Horsepower
Janus Station	12/31/2017	10,000	20,000

Exhibit D-4

EXHIBIT F
Section III A.1. – Receipt Point Interconnect Data

System	Meter ID	Meter Name	GPS Coordinates		MAOP	Min DQ Mcf/Day	Max DQ Mcf/Day

Mercury	5100016	Big 176 Gathering MM A Run	-80.55179	39.55602	1,440	1,900	68,600
Mercury	5100042	Big 333/192 MM A Run	-80.58099	39.52385	1,440	3,200	117,300
Mercury	5100045	PNG 129 Gathering MM A Run	-80.64344	39.55349	1,440	3,200	117,300
Mercury	5100069	PNG 103 MM A RUN UPGRADE	-80.62447	39.56334	1,440	3,200	117,300
Mercury	5100070	PNG 103 MM B RUN UPGRADE	-80.62447	39.56334	1,440	1,900	68,600
Mercury	5100115	Big 7 MM	-80.61385	39.57679	1,440	1,900	68,600
Mercury	M5208892	Big 333/192 B Run	-80.58099	39.52385	1,440	1,900	68,600
Mercury	M5223136	BIG 176 Gathering MM B Run	-80.55179	39.55602	1,440	3,200	117,300
Mercury	M5223466	PNG 129 Gathering MM B Run	-80.64344	39.55349	1,440	3,200	117,300
Mercury	M5254143	BIG177 MM	-80.5842	39.58225	1,440	1,900	117,300
Pandora	M5214491	CPT 11 MM	-80.72431	39.38134	1,440	1,900	68,600
Pandora	M5214966	SMI 27 Gathering MM	-80.7027132	39.3813596	1,440	3,200	117,300
Pandora	M5248857	SHR60 MM A RUN	-80.8177	39.38813	1440	800	68,600
Pandora	M5248860	SHR60 MM B RUN	-80.8177	39.38813	1440	800	68,600
Pandora	M5260005	WEU4 MM	39.36664	-80.82072	1440	3,200	117,300
Pluto	24491	RSM16	-80.14147	39.32203	1,440	1,900	68,600
Pluto	24582	RSM110/112 Gathering Meter	-80.16256	39.31757	1,440	1,900	68,600
Pluto	24595	RSM 118 Gathering MM	-80.18918	39.29457	1,440	1,900	68,600
Pluto	24596	RSM 119 Gathering MM	-80.15786	39.29579	1,440	1,900	68,600
Pluto	M5219740	RSM110/112 Gathering Meter	-80.16256	39.31757	1,440	1,900	68,600
Pluto	M5234431	RSM 118 Gathering MM B Run	-80.1892	39.29487	1440	1,450	117,300
Saturn	24454	OXF 114, 115	-80.80857	39.14277	720	600	19,600
Saturn	24455	OXF 121	-80.8068	39.1359	720	600	19,600
Saturn	24456	OXF 43 and 44 MM	-80.81166	39.14533	720	1,200	45,900
Saturn	24470	OXF 149/150/156 MM A Run	-80.78491	39.21018	720	1,200	45,900
Saturn	24471	OXF 138 Interconnect	-80.78468	39.20905	720	1,200	45,900
Saturn	24472	OXF 127 Interconnect	-80.80583	39.19561	720	1,200	45,900
Saturn	24481	OX131/152/153Gathering MM	-80.79538	39.18596	720	1,200	45,900
Saturn	24492	WEU 1&2 B Gathering Meter	-80.7872	39.2635	720	1,200	45,900
Saturn	24556	OXF 16 MM	-80.77924	39.18906	720	600	19,600
Saturn	24625	OXF 131/152/153 Gathering B Run	-80.7952	39.18556	720	1,200	45,900
Saturn	5100020	PEN 15 Master Meter A Run	-80.936507	39.2502322	720	1,200	45,900
Saturn	5100048	PEN15 MM B RUN	-80.936507	39.2502322	720	1,200	45,900
Saturn	5100059	SMI 28 MM A Run	-80.74666	39.25743	720	2,100	78,500
Saturn	5100061	SMI 28 MM B Run	-80.74666	39.25743	720	1,200	45,900
Saturn	M5212896	WEU-8 Gathering MM	-80.80077	39.27448	720	2,100	78,500
Saturn	M5214202	WEU 51 MM	-80.76367	39.25619	720	2,100	78,500

Exhibit F

Saturn	M5214970	WEU 6 Gathering MM A Run	-80.75645	39.29037	720	1,200	45,900
Saturn	M5222001	OXF 149/150/156MM B Run	-80.78491	39.21018	720	1,200	45,900
Saturn	M5223803	OXF 157-159 Gathering MM A Run	-80.76716	39.21132	720	1,200	45,900
Saturn	M5223804	OXF 157-159 Gathering MM B Run	-80.76716	39.21132	720	1,200	45,900
Saturn	M5225932	WEU 6 MM B Run	-80.75645	39.29037	720	1,200	45,900
Saturn	M5228452	WEU 1-2-49 MM	-80.7872	39.2635	720	1,200	45,900
Saturn	M5243558	OXF163 MM Gather	-80.8069	39.13586	720	1,650	78,500
Saturn	M5243552	OXF122 MM Gather	-80.8069	39.13586	720	1,650	78,500
Saturn	M5260002	PUL96 MM A RUN	-80.98591	39.21114	720	1,200	45,900
Saturn	M5260004	PUL96 MM B RUN	-80.98591	39.21114	720	1,200	45,900
Saturn	M5274207	PEN 54 - MM1	-80.92757	39.25374	720	2,100	78,500
Saturn	M5274212	PEN 54 – MM2	-80.92757	39.25374	720	2,100	78,500

Exhibit F